When Recorded Mail To:
Joseph P. Martori
c/o 2777 East Camelback
Phoenix, Arizona  85016


                     DEED OF TRUST AND ASSIGNMENT OF RENTS

         This Deed of Trust is made this 27 day of July, 1995, between Los Abrigados Partners Limited Partnership, an Arizona limited partnership, whose mailing address is 2777 East Camelback Road, Phoenix, AZ 85016 ("Trustor"), and Security Title Agency, an Arizona corporation, whose mailing address is 3620 North 3rd Avenue, Phoenix, AZ 85013 ("Trustee"), and Cynthia J. Polich and Joseph P. Martori as Trustees for the Cynthia J. Polich Irrevocable Trust dated June 1, 1989 (to the extent of a 38.889% participation herein) and Edward John Martori (to the extent of a 61.111% participation herein) both of whose mailing address is c/o 2777 East Camelback Road, Phoenix, AZ 85016 ("Beneficiary").


W I T N E S S E T H:

         That Trustor conveys, transfers and assigns to Trustee in Trust, with Power of Sale, the following described real property in Coconino County,
Arizona:

         an undivided 320/8,925 fee simple interest in and to the real property situated in Coconino County, Arizona, more particularly described in Docket 1738, page 236 et seq., at the office of the Coconino County Recorder, Coconino County, Arizona (with each undivided 1/8,925 fee simple interest in and to such real property being referred to hereinafter as a "Unit").

Together with all buildings, improvements and fixtures thereon.

         This Deed of Trust, made on the above date between Trustor, Trustee and Beneficiary above named,

WITNESSETH: That Trustor irrevocably grants and conveys to Trustee in Trust, with Power of Sale, the above described real property, together with leases, rents, issues, profits, or income thereof (all of which are hereinafter called "property income"); subject, however, to the right, power, and authority hereinafter given to and conferred upon Beneficiary to collect and apply such property income; and subject to existing taxes, assessments, liens, encumbrances, covenants, conditions, restrictions, rights of way, and easements of record.

FOR THE PURPOSES OF SECURING:

         A. Performance of each agreement of Trustor herein contained.

         B. Payment of the indebtedness evidenced by a Promissory Note of even date herewith, and any extension or renewal thereof, in the principal sum of $900,000 executed by Trustor and ILX Incorporated, an Arizona corporation, in favor of Beneficiary or order (the "Note").

         C. Payment of additional sums and interest thereon which may hereafter be loaned to Trustor, or its successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.

TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREES:

To keep said property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly, and in good and workmanlike manner any building which may be constructed, damaged, or destroyed thereon, and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer, or permit any act upon said property in violation of law; and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of Trustee's sale hereunder or invalidate any act done pursuant to such notice.

To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses of Beneficiary and Trustee, including cost of evidence of title and attorneys' fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear or be named, and in any suit brought by Beneficiary or Trustee to foreclose this Deed of Trust.

To pay: before delinquent, all taxes and assessments affecting said property; when due, all encumbrances, charges, and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees, and expenses of this Trust, including, without limiting the generality of the foregoing, the fees of Trustee for issuance of any Deed of Partial Release and Partial Reconveyance or Deed of Release and Full Reconveyance, and all lawful charges, costs and expenses in the event of reinstatement of, following default in, this Deed of Trust or the obligations secured hereby.

Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest, or compromise any encumbrance, charge, or lien which in the judgment of either appears to be prior to or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel, and pay its reasonable fees.

To pay immediately and without demand all sums expended by Beneficiary or Trustee pursuant to the provisions hereof, together with interest from date of expenditure at the same rate as is provided for in the note secured by this Deed of Trust or at the highest legal rate, whichever be the greater rate. Any amounts so paid by Beneficiary or Trustee shall become a part of the debt secured by this Deed of Trust and a lien on said premises or immediately due and payable at option of Beneficiary or Trustee.


IT IS MUTUALLY AGREED:

That any award of damages in connection with any condemnation or any such taking, or for injury to the property by reason of public use, or for damages for private trespass or injury thereto, is assigned and shall be paid to Beneficiary as further security for all obligations secured hereby (reserving unto the Trustor, however, the right to sue therefor and the ownership thereof subject to this Deed of Trust), and upon receipt of such moneys Beneficiary may hold the same as such further security, or apply or release the same in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance.

That time is of the essence of this Deed of Trust, and that by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive its right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

That at any time or from time to time, and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and said note(s) for endorsement, and without liability therefor, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, and without affecting the security hereof for the full amount secured hereby on all property remaining subject hereto, and without the necessity that any sum representing the value or any portion thereof of the property affected by the Trustee's action be credited on the indebtedness, and upon payment of its fees, the Trustee may (a) release and reconvey all or any part of said property; (b) consent to the making and recording, or either, of any map or plat of the property or any part thereof; (c) join in granting any easement thereon; (d) join in or consent to any extension agreement or any agreement subordinating the lien, encumbrance, or charge hereof.

That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust and said note(s) to Trustee for cancellation and retention, and upon payment of its fees, Trustee shall release and reconvey, without covenant or warranty, express or implied, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as the "person or persons legally entitled thereto."

That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of this Trust, to collect the property income, reserving to Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such property income as it becomes due and payable. Upon any such default, Beneficiary may at any time, without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in its own name sue for or otherwise collect such property income, including that past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such property income, and the application thereof as aforesaid, shall not cure or waive any default or notice of Trustee's sale hereunder or invalidate any act done pursuant to such notice.

That upon default by Trustor in the payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written notice thereof, setting forth the nature thereof, and of election to cause to be sold said property under this Deed of Trust. At the time of giving such written notice, Beneficiary (or its nominee) also shall deposit with Trustee this Deed of Trust, said Purchase Agreements and/or note(s), and all documents evidencing expenditures secured hereby.

Trustee shall record and give notice of Trustee's sale in the manner required by law, and after the lapse of such time as may then be required by law, Trustee shall sell, in the manner required by law, said property at public auction at the time and place fixed by it in said notice of Trustee's sale to the highest bidder for cash in lawful money in the United States, payable at time of sale. Trustee may postpone or continue the sale by giving notice of postponement or continuance by public declaration at the time and place last appointed for the sale. Trustee shall deliver to such purchaser its Deed conveying the property so sold, but without any covenant or warranty, expressed or implied. Any persons, including Trustor, Trustee, or Beneficiary, may purchase at such sale.

After deducting all costs, fees, and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale and reasonable attorneys' fees, Trustee shall apply the proceeds of sale to payment of: All sums then secured hereby and all other sums due under the terms hereof, with accrued interest; and the remainder, if any, to the person or persons legally entitled thereto, or as provided in A.R.S. ss. 33-712. To the extent permitted by law, an action may be maintained by Beneficiary to recover a deficiency judgment for any balance due hereunder.

That Beneficiary may appoint a successor Trustee in the manner prescribed by law. A successor Trustee herein shall, without conveyance from the predecessor Trustee, succeed to all the predecessor's title, estate, rights, powers, and duties. Trustee may resign by mailing or delivering notice thereof to Beneficiary and Trustor.

That this Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors, and assigns. The term Beneficiary shall mean the owner and holder of the note(s) secured hereby, whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and neuter, and the singular number includes the plural.

That Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary, or Trustee shall be a party unless brought by Trustee.

The undersigned Trustor requests that a copy of any notice of Trustee's sale hereunder be mailed to him/her at the address set forth above.

Trustor shall be entitled to releases of Units (as defined above) from this Deed of Trust at any time and from time to time, upon payment of a release price in the amount of Three Thousand Five Hundred Dollars ($3,500) per Unit. The release price shall be credited against and reduce the principal balance remaining under the Note.


Type of Membership:

JEROME--Every Year


LOS ABRIGADOS PARTNERS LIMITED
PARTNERSHIP, an Arizona
limited partnership

By: ILE SEDONA INCORPORATED,
an Arizona corporation, its
general partner

By: /S/ Joseph P. Martori
    -------------------------
        Joseph P. Martori

Its:    President
    -------------------------



STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

         This instrument was acknowledged before me this 27 day of July, 1995, by Joseph P. Martori as President of ILE SEDONA INCORPORATED, an Arizona corporation, as general partner of LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP, an Arizona limited partnership.


My Commission Expires:
                                            /s/  Michelle C. Lemieux
                                            -------------------------------
                                                     Notary Public
                                            NEE: Michelle C. Park